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                                                       EXHIBIT 10.2

                               FIRST AMENDMENT TO

                        SALARY CONTINUATION AGREEMENT

               This First Amendment to Salary Continuation Agreement (this "Agreement"), dated as of August 10, 1994, between Service Corporation International (the "Corporation") and __________________________ (hereinafter called the "Employee").

                             W I T N E S S E T H:

               WHEREAS, the Corporation and Employee have executed a Salary Continuation Agreement (the "Agreement") dated as of __________________ 199_; and

               WHEREAS, the parties to the Agreement are desirous of amending the Agreement;

               NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Corporation and the Employee agree as follows:

               1. Paragraph A of Article III of the Agreement, which paragraph is entitled "A. Original Service Vesting Schedule", is amended in its entirety to read as follows:

                          "A. 100% Vesting Schedule.

                          (a) One hundred percent (100%) vesting at such time as Employee shall have both (i) attained an office with the Corporation equivalent to or higher than Executive Vice President and (ii) attained five years of vesting service in the SCI Cash Balance Plan; provided however, that vesting is subject to a maximum vested interest of one hundred percent (100%)."





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             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                           SERVICE CORPORATION INTERNATIONAL

ATTEST:

_________________________                  By:______________________________
                                                       Jack L. Stoner
                                                   Senior Vice President



                                              _______________________________
                                                          EMPLOYEE





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